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                                                                    Exhibit 4.14



                                     CERTIFICATE OF TRUST

                                              OF

                              TRENWICK AMERICA CAPITAL TRUST III


        THIS Certificate of Trust of Trenwick America Capital Trust III (the "Trust"), dated as of June 15, 2001, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 DEL. C. Sections 3801, et seq.).

        1. Name. The name of the business trust formed hereby is Trenwick America Capital Trust III.

        2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is Bank One Delaware, Inc., Three Christiana Center; 201 N. Walnut Street; Wilmington, Delaware 19801.

        3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of the State of the State of Delaware.





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        IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written.

                               BANK ONE TRUST COMPANY, N.A., as trustee
                                  of the Trust

                               By:         /s/ Sandra L. Caruba
                                   ---------------------------------------
                                   Name:     Sandra L. Caruba
                                           -------------------------------
                                   Title:    Vice President
                                           -------------------------------


                               BANK ONE DELAWARE, INC., as trustee of the Trust

                               By:         /s/ Sandra L. Caruba
                                   ---------------------------------------
                                   Name:     Sandra L. Caruba
                                           -------------------------------
                                   Title:    Vice President
                                           -------------------------------

                               JOHN V. DEL COL, as Administrative Trustee


                                           /s/ John V. Del Col
                               -------------------------------------------
                                            John V. Del Col


                               YVONNE M. POSTER, as Administrative Trustee


                                           /s/ Yvonne M. Poster
                               -------------------------------------------
                                            Yvonne M. Poster



                               DAVID M. FINKELSTEIN, as Administrative
                                 Trustee


                                           /s/ David M. Finkelstein
                               -------------------------------------------
                                            David M. Finkelstein